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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-64866, 333-37948 and 333-92465) of FreeMarkets, Inc. of our reports dated January 24, 2003, except for Note 16, as to which the date is March 7, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



Pittsburgh, Pennsylvania
March 14, 2003